                                                                  EXHIBIT 10.29


                               PETOPIA.COM, INC.


            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                               January 18, 2000

                                Table of Contents

1.   Registration Rights.........................................................................     2

     1.1      Definitions........................................................................     2
     1.2      Request for Registration...........................................................     4
     1.3      Company Registration...............................................................     5
     1.4      Form S-3 Registration..............................................................     5
     1.5      Obligations of the Company.........................................................     6
     1.6      Furnish Information................................................................     8
     1.7      Expenses of Registration...........................................................     8
     1.8      Underwriting Requirements..........................................................     9
     1.9      Delay of Registration..............................................................     9
     1.10     Indemnification....................................................................     9
     1.11     Reports Under Securities Exchange Act of 1934......................................    12
     1.12     Assignment of Registration Rights..................................................    12
     1.13     Limitations on Subsequent Registration Rights......................................    13
     1.14     "Market Stand-Off" Agreement  13
     1.15     Termination of Registration Rights.................................................    13

2.   Covenants of the Company....................................................................    14

     2.1      Delivery of Year-End Financial Statements..........................................    14
     2.2      Delivery of Additional Financial Information.......................................    14
     2.3      Inspection.........................................................................    14
     2.4      Right of First Offer...............................................................    14
     2.5      Board Observer Rights..............................................................    16
     2.6      IPO Participation Rights...........................................................    16
     2.7      Termination of Covenants...........................................................    17

3.   Miscellaneous...............................................................................    18

     3.1      Successors and Assigns.............................................................    18
     3.2      Amendments and Waivers.............................................................    18
     3.3      Notices............................................................................    19
     3.4      Severability.......................................................................    19
     3.5      Governing Law......................................................................    19
     3.6      Counterparts.......................................................................    19
     3.7      Titles and Subtitles...............................................................    19
     3.8      Aggregation of Stock...............................................................    19
     3.9      Entire Agreement: Amendments and Waivers...........................................    19

                               PETOPIA.COM, INC.

            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            -------------------------------------------------------

     This Fourth Amended and Restated Investors' Rights Agreement (the "Agreement") is made and entered into as of January 18, 2000, by and among
 ---------
Petopia.com, Inc., a Delaware corporation (the "Company"), the undersigned
                                                -------
holders of the capital stock of the Company, and those other persons and entities who have or shall have executed this Agreement and whose names appear on the Schedule of Investors' Rights Holders attached hereto as Exhibit A
                                                                ---------
(collectively, the "Investors"), as such Schedule may be amended from time to
                    ---------
time pursuant to Section 1.13 hereof.

                                   RECITALS
                                   --------

     A. The Company has issued and sold shares of its Series A, Series B, Series C and Series D Preferred Stock to certain persons and entities whose names appear on the Schedule of Investors' Rights Holders attached hereto as Exhibit A, and in consideration thereof, has granted to such Investors and
---------
certain other stockholders certain rights pursuant to a Third Amended and Restated Investors' Rights Agreement dated as of November 29, 1999 (the "November 1999 Agreement").
 -----------------------

     B. In connection with that certain Amendment to Series D Stock Purchase Agreement dated as of January 21, 2000, the Company will sell shares of Series D Preferred Stock to additional investors (the "Additional Investors"). In
                                              --------------------
connection with that certain Agreement and Plan of Merger, dated as of December 29, 1999, by and among the Company, ICOD Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Petopia Sub"), and C/R
                                                         -----------
Catalog Corp., a Delaware corporation ("ICOD"), pursuant to which ICOD will be
                                        ----
merged with and into Petopia Sub (the "Merger"), the Company will issue shares
                                       ------
of the Company's Series E Preferred Stock to the stockholders of ICOD (the "Series E Investors"). A condition to the consummation of the Merger is that
 ------------------
the Company, the Founders and the Investors enter into this Agreement in order to provide the Series E Investors with, among other things, rights comparable to those granted to the Investors in the November 1999 Agreement. Accordingly, the Company, the Founders, and the Investors desire to amend and restate the November 1999 Agreement, and add the Additional Investors and the Series E Investors as parties to this Agreement. For purposes of this Agreement, the term "Investors" shall include the Additional Investors and the Series E Investors.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereto agree to amend and restate the November 1999 Agreement as follows:

                                   AGREEMENT
                                   ---------

     1.   Registration Rights.  The Company, the Founders and the Investors
          -------------------
covenant and agree as follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The terms "register," "registered," and "registration" refer
                               --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

               (b)  The term "Registrable Securities" means (i) the shares of
                             ----------------------
Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Series E Preferred Stock (including the shares of Series A Preferred Stock issuable or issued upon the exercise of warrants to purchase shares of Series A Preferred Stock, the shares of Series C Preferred Stock issuable or issued upon the exercise of warrants to purchase shares of Series C Preferred Stock, the shares of Series D Preferred Stock issuable or issued upon the exercise of warrants to purchase shares of Series D Preferred Stock and the shares of Series E Preferred Stock issuable or issued upon the exercise of warrants to purchase shares of Series E Preferred Stock issuable or issued to Greyrock Capital, a division of Banc of America Commercial Finance Corporation) (collectively, the "Preferred Stock"), (ii) the shares of Common
                                 ---------------
Stock issuable or issued upon the exercise of warrants to purchase shares of Common Stock issuable or issued to National Broadcasting Company, Inc., (iii) the shares of Common Stock issued to the Founders (the "Founders' Stock"),
                                                        ---------------
provided, however, that for the purposes of Section 1.2, 1.4 or 1.13 the
--------  -------
Founders' Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, (iv) the shares of Common Stock issuable or issued to Roger Johannigman and Robert Johannigman (each, a "Loveland Affiliate" and
                                                      ------------------
together, the "Loveland Affiliates"), provided, however, that for the purposes
               -------------------    --------  -------
of Section 1.2, 1.4 or 1.13, shares of Common Stock held by the Loveland Affiliates shall not be deemed Registrable Securities and the Loveland Affiliates shall not be deemed Holders, and (v) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) and (iii); provided, however, that the foregoing
                                      --------  -------
definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c)  The number of shares of "Registrable Securities then
                                             ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the
number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any transferee or assignee thereof in accordance with Section 1.12 of this Agreement;

               (e)  The term "Form S-3" means such form under the Securities Act
                              --------
as in effect on the date hereof or any successor form under the Securities Act;

               (f)  The term "SEC" means the Securities and Exchange Commission;
                              ---
and

               (g)  The term "Qualified IPO" means a firm commitment
                              -------------
underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act, at an offering price of not less than $8.40915 per share (as adjusted for stock splits, stock dividends, recapitalization and the like) with aggregate gross proceeds to the Company of not less than $20,000,000 (net of underwriting discounts and commissions).

               (h)  The term "Founders" means the individuals and entities
                              --------
listed under the caption "Founders" on Exhibit A hereto.
                                       ---------

               (i)  The term "Affiliated Entity" means an entity that is a
                              -----------------
partner or retired partner of any Holder that is a partnership; a member of any Holder that is a limited liability company; a stockholder of any Holder that is a corporation; an entity that controls, is controlled by or is under common control (including related funds under common investment management) with any Holder; a spouse, ancestor, lineal descendant or sibling of any Holder that is a natural person; or a trust established for the benefit of any Holder that is a natural person, or for the benefit of a spouse, ancestor, lineal descendant or sibling of any such Holder.

          1.2  Request for Registration.
               ------------------------

               (a) If at any time after six (6) months following the closing of a firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act (an "IPO"), the Company shall receive a written request from the Holders of at least
 ---
a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least 30% of the Registrable Securities then outstanding, the anticipated aggregate offering price, net of underwriting discounts and commissions, of which would equal or exceed $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall use commercially reasonable efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.3.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company then owned by each Holder; provided,
                                                                 --------
however, that the number of shares of Registrable Securities to be included in
-------
such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not
                                   --------  -------
utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective; provided however, that if after eighteen (18) months
                   -------- -------
following the closing of the Company's IPO, Form S-3 is not available for offerings by the Holders pursuant to a request made pursuant to Section 1.4 below, the Company shall be obligated to effect no more than three (3) registrations pursuant to this Section 1.2;

                    (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of any registration pertaining to securities of the Company, subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders of a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such
--------  -------
registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty

(60) days after receipt of the request of the Holder or Holders under this
Section 1.4; provided, however, that the Company shall not utilize this right
             --------  -------
more than once in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this
Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending six (6) months after the effective date of a registration statement subject to Section 1.3.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.5  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution described in the registration statement has been completed. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.6  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

          1.7  Expenses of Registration.
               ------------------------

               (a)  Demand Registration.  All expenses other than underwriting
                    -------------------
discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $20,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that
                                                      --------  -------
the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided, however, that if at the time of such withdrawal, the
             --------  -------
Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

               (b)  Company Registration.  All expenses other than underwriting
                    --------------------
discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders (not to exceed $20,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (c)  Registration on Form S-3.  All expenses incurred in
                    ------------------------
connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders (not to exceed $20,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, and any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the IPO, in which case the selling shareholders may be excluded if the underwriters make the determination described above or (ii) any securities held by the Founders and by the Loveland Affiliates be included if any securities held by any selling Holder (other than the Founders or Loveland Affiliates) are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
                                                                        -------
shareholder," and any pro-rata reduction with respect to such "selling
-----------
shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          1.9   Delay of Registration.  No Holder shall have any right to obtain
                ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,
                              ------------
damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement
                                         ---------
or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event
                                                     --------
shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11  Reports Under Securities Exchange Act of 1934.  With a view to
                ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12  Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of not less than 100,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalization and the like), or
(ii) that is an Affiliated Entity of such Holder, provided the Company is,
                                                  --------
within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided,
                                                                  --------
further, that such assignment shall be effective only if (i) the transferee
-------
agrees to be bound by the terms hereof and (ii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

          1.13  Limitations on Subsequent Registration Rights.  The parties
                ---------------------------------------------
hereto agree that additional holders may be added as parties to this Agreement with respect to any or all securities of the Company held by them; provided,
                                                                   --------
however, that from and after the date of this Agreement, the Company shall not
-------
without the prior written consent of (i) the Holders of a majority of the Registrable Securities then outstanding, and (ii) the Holders of a majority of the Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to or on a parity with those granted herein. Any additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Investors' Rights Holders.

          1.14  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                 ---------------------------
during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the first registration statement of the Company filed under the Securities Act to effect an IPO (up to, but not exceeding, one hundred twenty (120) days), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that (i)
                                                   --------  -------
the directors and officers of the Company and holders of at least one percent (1%) of the Company's securities agree to the Market Stand Off; and (ii) such Market Stand Off Agreement shall provide that any discretionary waiver or termination of the restrictions of such agreements by the Company or representatives of the underwriter shall apply to all persons subject to such agreements pro-rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this
Section 1.14.

          Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.15  Termination of Registration Rights.  No Holder shall be entitled
                ----------------------------------
to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the closing of an IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares (including any affiliates of such Holder) during a three (3)-month period without registration.

     2.   Covenants of the Company.
          ------------------------

          2.1   Delivery of Year-End Financial Statements.  The Company shall
                -----------------------------------------
deliver to each Holder and Founder as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of
  ----
nationally recognized standing selected by the Company.

          2.2   Delivery of Additional Financial Information.  The Company shall
                --------------------------------------------
deliver to each Holder holding not less than 100,000 shares of Registrable Securities (as adjusted for stock splits, recapitalizations and the like) (and to each non-employee Founder and the Loveland Affiliates, the items described in Sections 2.2(b) and (c) only):

                (a)  as soon as practicable, but in no event more than fifteen
(15) days after the end of each preceding month, unaudited monthly financial statements for and as of the end of such month, in reasonable detail;

                (b) within forty-five (45) days of the end of each fiscal quarter, unaudited quarterly financial statements for and as of the end of such fiscal quarter, in reasonable detail;

                (c) within ninety (90) days of the end of each fiscal year, audited annual financial statements for and as of the end of such fiscal year; and

               (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, an annual budget and operating plan for the next fiscal year, prepared on a monthly basis.

          2.3  Inspection.  The Company shall permit each Holder holding at
               ----------
least 100,000 shares of Registrable Securities (as adjusted for stock splits, recapitalizations and the like), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; provided, however, that
                                                         --------  -------
the Company shall not be obligated pursuant to this Section 2.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information, unless the Holder requesting such access signs a confidentiality agreement reasonably acceptable to the Company and the Holder.

          2.4  Right of First Offer.  Subject to the terms and conditions
               --------------------
specified in this Section 2.4, the Company hereby grants to each Holder holding at least 100,000 shares of Registrable Securities (as adjusted for stock splits, recapitalizations and the like) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Holder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its Affiliated Entities in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Holder in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to each Holder stating (i) its bona fide intention to offer such
  ------
Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within fifteen (15) calendar days after delivery of the Notice, the Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to (i) that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) (the "Pro-Rata Share") and (ii) any such
                                             --------------
Shares not subscribed for by any other Holder.

               (c) The Company may, during the forty-five (45)-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Holder in accordance herewith.

               (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors, (ii) to the issuance of securities in connection with an IPO (except as otherwise provided in Section 2.6 herein), (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, provided that such convertible or exercisable securities have already been offered to the Holders pursuant to the provisions of this
Section 2.4, if such securities are not exempt pursuant to this Section 2.4(d),
(iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, provided that such issuance has been approved by the Board of Directors, (vi) to the issuance or sale of Registrable Securities pursuant to the Purchase Agreement,
(vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company, or (viii) to the issuance of shares of Series C Preferred Stock to PETCO Animal Supplies, Inc. and/or its employees pursuant to an Alliance Agreement with the Company.

          2.5  Board Observer Rights.  For so long as 500,000 shares of Series D
               ---------------------
Preferred Stock remain outstanding, the Company shall permit Attractor Investment Management Inc. ("Attractor") to designate one observer who is an
                             ---------
employee of Attractor (the "Series D Observer"), who initially shall be Harvey
                            -----------------
Allison, to be present at all meetings of the Company's Board of Directors, or any committee thereof which represents at least a majority of the members of the Board of Directors, and to give the Series D Observer notice of such meetings at the same time notice is provided or delivered to members of the Board of Directors. Board of Directors' materials that are sent to the directors prior to a meeting of the Board of Directors shall be sent simultaneously by the Company to the Series D Observer; provided, however, that the Company may
                                  --------  -------
exclude from the materials sent to the Series D Observer any materials that the Company believes relate directly and substantially to any matter in which Attractor has a business or financial interest.

          In addition, if the Company receives advice from legal counsel that discussing a specified matter in the presence of a person who is not a member of the Board of Directors, or sending specified Board of Directors' materials to such person, might result in the Company's loss of attorney-client privilege with respect to a specified matter, the Company may exclude the Series D Observer from a meeting or exclude such Board of Directors' materials from the materials sent to the Series D Observer, or both, provided that the Company shall promptly notify the Series D Observer that any exclusion from a meeting or materials distributed to directors was effected to preserve its attorney-client privilege or avoid conflicts of interest. Insofar as any possibility of conflict of interest may arise with respect to the Series D Observer, all duties and obligations that a member of the Board of Directors may have by virtue of the law with respect to such conflict of interest shall apply to the Series D Observer. Attractor and each of its officers, directors, employees and agents, including the Series D Observer, agrees to maintain the confidentiality of any information of the Company obtained by them.

          2.6  Series D IPO Participation Rights.  Subject to this Section 2.6
               ---------------------------------
and to the extent permissible under the federal securities laws, the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD")
                                                                          ----
and all other applicable laws, rules and regulations, the Company shall use its best efforts to cause the managing underwriter(s) of an IPO to offer to each holder of at least 100,000 shares of Series D Preferred Stock or Common Stock issued on conversion thereof (each a "Qualified Series D Holder") the right to
                                      -------------------------
purchase its Pro-Rata Number of IPO Shares by delivering to each Qualified Series D Holder a written solicitation of interest (a "Solicitation of
                                                       ---------------
Interest") promptly after the filing of the registration statement relating to
--------
the IPO (or if later, an amendment thereto) which Solicitation of Interest shall contain an estimated price range for the shares to be offered in the IPO. The Solicitation of Interest shall contain a copy of the registration statement as filed with the SEC. For the purpose of this Section 2.6, a Qualified Series D Holder's "Pro-Rata Number" of IPO Shares shall be that number of shares of
          ---------------
capital stock of the Company determined by multiplying the number of IPO Shares by a fraction, the numerator of which is the number of shares of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock then held by such Qualified Series D Holder, and the denominator of which is the number of shares of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock then held by all Qualified Series D Holders. If a Qualified Series D Holder wishes to purchase IPO Shares, it shall promptly respond to such offer within the time frame reasonably requested by the managing underwriter(s) but not less than one (1) business day. The term "IPO Shares"
                                                                  ----------
shall mean that number of shares equal to five percent (5%) of the primary shares to be sold by the Company in the IPO, at the gross price per share negotiated by the Company with the managing underwriter(s) as reflected on the final prospectus.

          To the extent that one or more of the Qualified Series D Holders does not offer to purchase its full Pro-Rata Number of IPO Shares, the Company shall use its best efforts to cause the managing underwriter(s) to offer to each fully participating Qualified Series D Holder that portion of any remaining IPO Shares (the "Unsubscribed IPO Shares")determined by multiplying the number of Unsubscribed IPO Shares by a fraction, the numerator of which is the number of shares of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock then held by such fully participating Qualified Series D Holder, and the denominator of which is the number of shares of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock then held by all fully participating Qualified Series D Holders. Each Qualified Series D Holder shall have the right to apportion its participation in the IPO among any of its Affiliated Entities.

          The Company's sale of IPO Shares to any Qualified Series D Holder shall occur only at such time as the sale is confirmed under applicable securities laws (the "Sale Date"). Each Qualified Series D Holder shall have
                      ---------
the unconditional right to withdraw its expression of interest in its Pro Rata Number of IPO Shares on or before the Sale Date.

          Notwithstanding any other provision in this Section 2.6 or that certain Letter Agreement regarding the Right to Participate in Initial Public Offering by and among the Company and certain holders of the Company's Series A Preferred Stock dated as of May 3, 1999, (the "Series A Allocation Agreement"),
                                               -----------------------------
if the managing underwriter(s) determines, in its sole discretion, that it is necessary to the success of the IPO, it shall have the right to reduce the number of shares issued to the participating Qualified Series D Holders and the parties to the Series A Allocation Agreement (the "Series A Participants");
                                                   ---------------------
provided, however, that the managing underwriter(s) shall set forth its reasons
--------  -------
in writing to the participating Qualified Series D Holders and Series A Participants for so reducing the number of IPO Shares no later than five (5) business days prior to the effectiveness of the final registration statement covering the IPO; and provided, further, that the number of shares actually
                      --------  -------
offered to each participating Qualified Series D Holder and Series A Participant shall be equal to the number of shares which would otherwise have been offered to such Qualified Series D Holder or Series A Participant multiplied by a fraction, the numerator of which shall be the aggregate number of shares actually offered by the managing underwriter to all Qualified Series D Holders and Series A Participants, and the denominator of which shall be equal to the number of IPO Shares plus the number of shares which would otherwise have been offered to the Series A Participants pursuant to the Series A Allocation Agreement.

          2.7  Termination of Covenants.  The covenants set forth in  Sections
               ------------------------
2.1 through 2.4 and 2.6 shall terminate as to each Holder and be of no further force or effect upon the earliest to occur of (i) immediately prior to the consummation of a Qualified IPO, (ii) the date on which the Company first becomes subject to filing reports under Section 13 or 15(d) of the Exchange Act,
(iii) the date on which quotations for the Common Stock of the Company are reported on the automated quotation system of the National Association of Securities Dealers, Inc. or on an equivalent quotation system or shares of the Common Stock of the Company are listed on a national securities exchange registered under the Exchange Act, and (iv) a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company, or the sale of the outstanding stock of the Company, or as a result of which the stockholders of the Company immediately prior to such transaction hold less than 50% of the voting power of the surviving corporation.

     3.   Miscellaneous.
          -------------

          3.1  Successors and Assigns.  Except as otherwise provided in this
               ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding (not including the Founders' Stock and stock held by the Loveland Affiliates or any permitted transferees thereof); provided that if such amendment has the effect of
                      --------
affecting the Founders, the Loveland Affiliates, or the Holders of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, as the case may be, (i) in a manner different than the other Holders, and (ii) in a manner adverse to the interests of the Founders, the Loveland Affiliates, or the Holders of Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, as the case may be, then such amendment shall require the consent of the Holder or Holders of a majority of the Founders' Stock, the Holder or Holders of a majority of the stock held by the Loveland Affiliates, or the Holder or Holders of a majority of the Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, as the case may be; and provided further that if such amendment
                                         ----------------
has the effect of terminating the rights under Sections 1 or 2.4 hereof with respect to the Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, then such amendment shall require the separate consent of the Holder or Holders of a majority of the Registrable Securities issuable or issued upon conversion of the Series D Preferred Stock, voting together as a separate class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Founders, the Loveland Affiliates and the Company.

          3.3  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or to the address of record provided to the Company by each
   ---------
party hereto with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005, Attn: W. Leslie Duffy, Esq., and if to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, CA 94025-1105, Fax (650) 752-6050, Attn: Mark S. Albert, Esq.

          3.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          3.5  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.7  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.8  Aggregation of Stock.   For the purpose of determining the
               --------------------
availability of any rights under any section of this Agreement, the number of shares held by Affiliated Entities of the same party shall be aggregated together; provided that all such Affiliated Entities that would not qualify individually for such rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement.

          3.9  Entire Agreement. This Agreement and the documents and
               -----------------
instruments referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

     The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

                          COMPANY

                          PETOPIA.COM, INC.

                          By: /s/ Andrea C. Reisman
                              ----------------------------------------
                          Name:  Andrea C. Reisman
                          Title: Chief Executive Officer


                          INVESTORS:

                          TCV III (GP)
                          a Delaware General Partnership
                          By:   Technology Crossover Management III, L.L.C.,
                          Its:  General Partner

                          By: /s/ Robert C. Bensky
                              ----------------------------------------
                              Name:   Robert C. Bensky
                              Title:  Chief Financial Officer

                          TCV III, L.P.
                          a Delaware Limited Partnership
                          By:   Technology Crossover Management III, L.L.C.,
                          Its:  General Partner

                          By: /s/ Robert C. Bensky
                              ----------------------------------------
                              Name:   Robert C. Bensky
                              Title:  Chief Financial Officer

                          TCV III (Q), L.P.
                          a Delaware Limited Partnership
                          By:   Technology Crossover Management III, L.L.C.,
                          Its:  General Partner

                          By: /s/ Robert C. Bensky
                              ----------------------------------------
                              Name:   Robert C. Bensky
                              Title:  Chief Financial Officer


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          TCV III STRATEGIC PARTNERS, L.P.
                          a Delaware Limited Partnership
                          By:   Technology Crossover Management III, L.L.C.,
                          Its:  General Partner

                          By: /s/ Robert C. Bensky
                              ----------------------------------------
                              Name:   Robert C. Bensky
                              Title:  Chief Financial Officer


                              Mailing Address:
                                 Technology Crossover Ventures
                                 56  Main Street, Suite 210
                                 Millburn, NJ 07041
                                 Attention: Robert C. Bensky
                                 Phone: (973) 467-5320
                                 Fax:   (973) 467-5323

                              with a copy to:
                                 Technology Crossover Ventures
                                 575 High Street, Suite 400
                                 Palo Alto, CA 94301
                                 Attention: Jay C. Hoag
                                 Phone: (650) 614-8210
                                 Fax:   (650) 614-8222


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          ARKARO HOLDING, B.V.

                          By: __________________________________
                              Name:
                              Title:


                          Mailing Address:


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          PETCO ANIMAL SUPPLIES, INC.

                          By: /s/ Brian K. Devine
                              ----------------------------------------
                              Name:   Brian K. Devine
                              Title:  Chairman, President and Chief Executive
                                      Officer

                          Mailing Address:
                             9125 Rehco Road
                             San Diego, CA  92121
                             Phone: (619) 453-7845
                             Fax:   (619) 677-3033


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          NATIONAL BROADCASTING COMPANY, INC.
                          a Delaware corporation

                          By:_________________________________________
                             Name:
                             Title:

                          Mailing Address:
                             30 Rockefeller Plaza
                             New York, NY  10122
                             Attn:  President, NBC Interactive Media
                             With a copy to: VP, Law, Corporate Transactions


                          VALUEVISION INTERNATIONAL INC.
                          a Minnesota corporation

                          By:_________________________________________
                             Name:
                             Title:

                          Mailing Address:
                             6740 Shady Oak Road
                             Eden Prairie, MN  55344
                             Phone: (612) 947-5200
                             Fax:   (612) 947-0188


                          with a copy to:
                             Faegre & Benson LLP
                             2200 Norwest Center
                             90 South Seventh Street
                             Minneapolis, MN  55402
                             Attention:  Steven C. Kennedy
                             Phone: (612) 336-3600
                             Fax:   (612) 336-2600


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          GREYROCK CAPITAL, a division of
                          BANC OF AMERICA COMMERCIAL FINANCE
                          CORPORATION



                          By:_________________________________________
                             Name:
                             Title:

                          Mailing Address:
                             10880 Wilshire Boulevard, Suite 1850
                             Los Angeles, CA 90024


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          CLIFCOR CAPITAL, LLC


                          By:_________________________________________
                             Name:
                             Title:

                          Mailing Address:


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          By: /s/ Scott Vertrees
                              ------------------------------------------------
                              Scott Vertrees, as attorney in fact on behalf of

                          ANN COUNTS
                          151 W. 25/th/ Street, 12/th/ Floor
                          New York, NY 10001
                          Phone: (212) 242-2060
                          Fax:   (212) 242-2816

                          WILLIAM RAUHAUSER
                          151 West 25/th/
                          New York, NY 10001
                          Phone: (212) 242-2060
                          Fax:   (212) 242-2816

                          JOHN E. FLATLEY
                          230 Pembroke Drive
                          Lake Forest, IL 60045

                          W.W. MCGLOTHLIN
                          P.O. Box 266
                          Oakwood, VA 24631

                          JAMES O'MALLEY
                          P.O. Box 63
                          Mt. Eden, KY 40046
                          Phone: (502) 738-5041
                          Fax:   (502) 738-5041

                          HELEN COUNTS
                          1334 Augusta
                          Bluefield, W.VA 24701
                          Phone: (304) 325-6823

                          BASCOM B. MATNEY
                          4841 N. 25th Road
                          Arlington, VA 22207
                          Phone: (703) 527-6846
                          Fax:   (703) 525-8473

                          RONELLE L. ROTTERMAN-MATNEY
                          4841 N. 25th Road
                          Arlington, VA 22207
                          Phone: (703) 527-6846
                          Fax:   (703) 525-8473


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          ROBERT N. BECK
                          901 Rolling Lane
                          McHenry, IL 60050
                          Phone: (815) 385-7951
                          Fax:   (815) 385-2054

                          ROBERT N. BECK, AS TRUSTEE UNDER
                           THE ROBERT N. BECK LIVING TRUST
                           UTD 10/31/94
                          901 Rolling Lane
                          McHenry, IL 60050
                          Phone: (815) 385-7951
                          Fax:   (815) 385-2054

                          GEORGENA M. BECK, AS TRUSTEE
                           UNDER THE GEORGENA M. BECK
                           LIVING TRUST UTD 10/31/94
                          901 Rolling Lane
                          McHenry, IL 60050
                          Phone: (815) 385-7951
                          Fax:   (815) 385-2054

                          PETE BALTAXE
                          2425 Buchanan Street, #201
                          San Francisco, CA 94115

                          DOUG BERTOZZI
                          1641 Sixth Avenue, #3
                          Belmont, CA 94002-3846

                          IAN CHAPLIN
                          716 La Canada
                          La Jolla, CA 92037

                          JAMIE CHENG
                          3967 Nobel Drive, #254
                          San Diego, CA 92122-5737

                          MICHAEL DUNN
                          4 Digby Street
                          San Francisco, CA 94131

                          SCOTT GALLOWAY
                          42 West 15/th/ Street
                          New York, NY 10013


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          GEOFFREY HALE
                          721 Forest Avenue
                          Palo Alto, CA 94301

                          CONNIE HALLQUIST
                          124 West 60/th/ Street
                          Apt. 41B
                          New York, NY 10023

                          CLIFFORD LINDSAY
                          9160 Regents Road, Apt. E
                          La Jolla, CA 92037

                          LEE LODES
                          118 Elsie Street
                          San Francisco, CA 94110

                          JAWAD MOHAMMED
                          4444 W. Point Loma Boulevard, #23
                          San Diego, CA 92107

                          JAROM SMITH
                          475 Beaumont Glen
                          Apt. 231
                          Escondido, CA 92026

                          JASON STAVERS
                          2232 North Point, #10
                          San Francisco, CA 94123


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                          FOUNDERS:



                          /s/ Andrea C. Reisman
                          --------------------------------------------
                          Andrea C. Reisman



                          /s/ David Fraze
                          --------------------------------------------
                          David Fraze


   SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT